<LOGO>
TAX-FREE FUND OF COLORADO
ANNUAL REPORT

"BACK TO BASICS"

January 31, 1996

Dear Investor:

OBSERVATIONS ABOUT 1995

     The year 1995 was an extraordinary one in the securities market.

     As measured by various popular indexes, the stock market produced what would be considered "once in a lifetime" returns.

     The dazzle of spectacular price increases among common stocks in 1995 attracted the attention and participation of many investors. With stock price gains generally of the magnitude of 25% or more in a year, we can see why.

     Although bond prices, including those of municipal securities, also experienced considerable gains, these were distinctly overshadowed by what happened in the stock markets.

     Consequently, with all the stock price excitement, many investors were distracted from their longer-term financial planning goals. As we all know - but sometimes forget - things do not continuously grow to the sky.

A NEW YEAR

     Here we are at the beginning of another year - 1996. Accordingly, it is well to consider the risk/reward characteristics of one's investments in light of longer-term investment goals and what might occur in this calendar year.

     Few people, including ourselves, are very good at crystal ball gazing with the securities markets. Nevertheless, we still would hazard an opinion that the magnitude of positive returns experienced in the stock markets in 1995 will NOT be repeated in 1996.

     As a result, we feel it prudent that all investors, including all current shareholders of the Fund, think seriously about the orientation of their investment Fund's. One should think about what might be the desirable risk/reward relationship of one's assets this year, as such orientation or allocation suits one's longer-term investment goals and objectives.

BACK TO BASICS

     It is always important to remember that stocks and bonds are entirely different types of investments. They are appropriate for different type investment objectives.

     Stocks are attractive for capital growth prospects while bonds are primarily used for capital preservation - and, for tax-free income in the case of municipal bonds. Individual equity securities can appreciate in value significantly during one time period and then, when a disappointing earnings report comes out, can just as easily drop in price by 20% - 30% IN JUST ONE DAY in the highly volatile marketplace that currently exists.

     Municipal bonds, on the other hand, generally don't fluctuate in price very significantly, unless they have long maturities or are of low quality. They just plod along from year to year, producing a relatively high level of capital preservation and a consistent and relatively decent level of tax-free annual income return.

     Moreover, with the relatively high level of credit safety that is inherent to municipal securities, this kind of investment gives you a comfort level you can count on in terms of protection of your investment and consistency of income stream, particularly over the longer-term time span in which your investment should be viewed.

     Therefore, with those investors having as a key investment goal the preservation of capital and a consistent monthly income stream, Tax-Free Fund of Colorado could well be the investment vehicle that could serve one best.

WHERE THE FUND NOW STANDS

     QUALITY OF PORTFOLIO

     Quality is the most important ingredient in providing the means to protect investment capital.

     That is why the investment portfolio of Tax-Free Fund of Colorado has been constructed with such a high quality orientation. Of the nine separate credit ratings assignable to municipal securities by the nationally renown credit rating services, we only invest in the top four ratings.

     It is worth emphasizing that at December 31, 1995, 99.2% of the Fund's assets were ranked in the top three ratings - AAA, AA, AND A. Moreover, 87.1% of the assets were in the top two ratings, AAA and AA, as you will note from the accompanying chart.

     This represents EXCEPTIONALLY high quality standards. Consequently, the level of capital preservation offered to the Fund's shareholders is of the highest order.

PORTFOLIO DISTRIBUTION BY QUALITY
AAA            65.2%
A              12.1%
BELOW A         0.8%
AA             21.9%

     Moreover, the Fund's Investment Adviser, KPM Investment Management, Inc., a Mutual of Omaha company, is constantly reviewing each and every security in the portfolio as to its creditworthiness. We want shareholders to have the comfort of "SLEEPING WELL AT NIGHT" knowing that someone is paying close attention to the quality orientation of their investment in the Fund.

SHARE PRICE STABILITY

     In viewing the value of one's investment in the Fund, it is essential that regard be given to a reasonable time span.

     Unless one limits the maturity of fixed-income securities to one year or less, there will always be fluctuations in price as market conditions vary.

     A key goal that management has is to provide shareholders with a high level of share price stability over a reasonable time period.

     The accompanying chart illustrates the performance of the Fund's share price since inception on May 22, 1987.

SHARE NET ASSET VALUE
6/30/87         9.640
12/31/87        9.510
6/30/88         9.660
12/30/88        9.660
6/30/89         9.790
12/31/89        9.800
6/30/90         9.730
12/31/90        9.770
6/30/91         9.840
12/31/91        10.180
6/30/92         10.260
12/31/92        10.380
6/30/93         10.750
12/31/93        10.770
6/30/94         10.130
12/31/94        9.820
6/30/95         10.280
12/31/95        10.560

     We believe this goal of share price stability has been achieved quite well over the years.

     In accomplishing this goal, the quality composition of the investment portfolio is an important element.

     Also, however, the maturity structure of the portfolio is a key ingredient. The Fund presently holds securities with very short maturities, but also some with quite long maturities. However, the average maturity at year-end 1995 was 9.7 years. This helps contain fluctuations in share price
- up or down - to a modest nature.

     Another factor in creating share price stability is diversification - diversification by number of issues, by numerous municipal issuers, by nature of projects financed and by geographic location within Colorado. The diversification employed by the Fund encompasses all these elements. At December 31, 1995, there were 147 separate securities in the investment portfolio.

RATE OF RETURN

     We consistently try to provide shareholders with a good level of DOUBLE TAX-FREE income - as high as possible commensurate with the degree of capital preservation we strive to achieve.

     The accompanying chart shows the average level of DOUBLE TAX-FREE income distributed to shareholders over the past fiscal year, as measured against the maximum public offering price.

     TAX-FREE FUND OF COLORADO'S DOUBLE TAX-FREE DISTRIBUTION
      RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
      INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

TAX BRACKET                            28%        31%        36%     39.6%
TAXABLE EQUIVALENT RATE                7.32%      7.75%      8.38%    8.91%
DOUBLE TAX-FREE DISTRIBUTION RATE      5.01%      5.01%      5.01%    5.01%

     Since shareholders are subject to the payment of income tax at Federal tax levels as well as payment of State of Colorado income tax, we have also shown in this chart the rate of taxable income return one would have had to earn over the course of the year in order to equate to the DOUBLE TAX-FREE income return generated by the Fund.

     No matter which Federal income tax bracket applies, you can readily see that there is quite a difference between the taxable and the DOUBLE TAX-FREE return levels.

     It is important to note that it would not have been possible over the past 12-month period to find taxable fixed-income investments that would produce the same level of after tax return as that of the Fund, unless one settled for a lesser quality and higher risk taxable investment.

SIZE OF FUND'S ASSETS

     We are pleased to report that at December 31, 1995, the total net asset size of Tax-Free Fund of Colorado was $219,305,807. This compares with the level of $199,075,408 at the same date a year earlier.

     Such asset size helps keep the Fund's expense ratio for its operations significantly below the industry average for similar-type municipal bond Fund's.

OUR APPRECIATION

     We thank all shareholders for their continued loyalty and for the confidence placed in the management of Tax-Free Fund of Colorado.

     You can be assured that we will constantly try our best to merit your continuing support.

                                       Sincerely,
                                       /s/ Lacy B. Herrmann
                                       Lacy B. Herrmann
                                       President and Chairman
                                         of the Board of Trustees

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The graph below illustrates the value of an initial $10,000 investment in Tax-Free Fund of Colorado at inception of the Fund in May, 1987 and subsequently through the Fund's latest fiscal year end, December 31, 1995, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the Index) of municipal securities over that same period. The total return of the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment, and also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of coupons.

     It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 27,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Colorado issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

     Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

     Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

     As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.



                  PERFORMANCE COMPARISON

                  FUND'S AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED          1 YEAR        5 YEARS       LIFE OF FUND
  DECEMBER 31, 1995                                       SINCE 5/21/87

INCLUDING SALES               8.74%         7.04%         7.11%
  CHARGES AND EXPENSES

                    LEHMAN BROTHERS          FUND AFTER SALES
 PERIOD ENDING      MUNICIPAL BOND INDEX     CHARGE AND EXPENSES
    MAY 87             $10000                    $9600
    DEC 87             $10500                    $9800
    DEC 88             $11500                    $10750
    DEC 89             $12750                    $11600
    DEC 90             $13800                    $12350
    DEC 91             $15500                    $13600
    DEC 92             $16800                    $15000
    DEC 93             $18900                    $16600
    DEC 94             $17844                    $15959
    DEC 95             $20960                    $18078

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

1995 REVIEW

     The performance of the fixed-income markets in 1995 proved to be a mirror image of 1994. Just as 1994 was marked by sharply rising rates, 1995 saw significant declines in interest rates as investors anticipated a plan for a balanced budget and slower economic growth. The yield on 10-year AAA municipal bonds declined from about 6.00% in 1994 to 4.80% in December of 1995. This resulted in a 13.3% total return for the Tax-Free Fund of Colorado. Despite the very respectable returns in the municipal market, they still lagged returns available in the taxable fixed-income market due to concerns about the potential effect of tax reform on municipals. This has created a situation where the taxable equivalent yields for municipal bonds are extremely favorable versus what can be obtained in the taxable market.

     At present, a 5.0% double tax-free yield on a Colorado bond is equivalent to a 7.63% taxable return for a married Colorado investor in the 31% Federal tax bracket.

     The supply of new issues of Colorado municipals remained fairly steady throughout the year. The quality of issuance also continued to be very good. During the year, the Fund pursued a strategy of selling positions in longer maturity, lower coupon bonds into market strength and replacing them with shorter maturities with higher yields. At the end of the year, the Tax-Free Fund of Colorado had an average maturity of 9.7 years, an average coupon rate of 6.2%, and a quality rating of AA+. These characteristics will reduce interest rate risk, generate an above-average income yield, and provide a stable share price with minimal credit risk.

1996 STRATEGY

     It should come as no surprise to our long-time shareholders that we plan to continue our conservative strategy for 1996. The portfolio is designed to perform well in stable or rising interest rate environments. In addition, our Colorado-based Investment Adviser will continue to take advantage of its location to monitor very closely the issuers in which we have made investments. We continue to believe that, over the long run, our defensive investment posture and thorough credit analysis will achieve consistent, above average risk-adjusted rates of return.

<LOGO>

KPMG PEAT MARWICK LLP
Certified Public Accountants

                   INDEPENDENT AUDITORS REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

    We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

New York, New York
February 2, 1996

                    TAX-FREE FUND OF COLORADO
                     STATEMENT OF INVESTMENTS
                         DECEMBER 31, 1995


                                                      RATING
FACE                                                  MOODYS/
AMOUNT         GENERAL OBLIGATION BONDS (36.6%)        S&P         VALUE



              School Districts (17.4%)
$ 1,000,000   Adams County School District #1          Aaa/AAA    $ 1,127,500
                6.50%, 12/01/07, FGIC Insured
2,500,000     Adams County School District #12         Aaa/AAA      2,687,500
                6.20%, 12/15/09, FGIC Insured
2,000,000     Adams County School District #12         Aaa/AAA      2,270,000
                7.30%, 12/15/07, FGIC Insured
1,500,000     Arapahoe County, Cherry Creek School
                District #5                              Aa/AA      1,685,625
                7.00%, 12/15/03
2,000,000     Boulder, Larimer & Weld County, St.
                Vrain Valley School District #RE-1J
                Series 1990                            Aaa/AAA      2,135,000
                5.70%, 12/15/06, MBIA Insured
775,000       Boulder, Larimer & Weld County, St.
                Vrain Valley School District #RE-1J
                Series 1990                            Aaa/AAA        859,281
                7.00%, 12/15/99, MBIA Insured
225,000       Boulder, Larimer & Weld County, St.
                Vrain Valley School District #RE-1J
                Series 1990                            Aaa/AAA        247,219
                7.00%, 12/15/05, MBIA Insured
1,500,000     Denver City & County School District #1  Aaa/AAA      1,657,500
                6.10%, 12/15/02, MBIA Insured
1,000,000     Douglas & Elbert Counties School
                District #RE-1 Refunding Series
                1991B                                  Aaa/AAA      1,096,250
                6.70%, 12/15/06, FGIC Insured
1,000,000     Douglas & Elbert Counties School
                District # Re-1, Series 1992           Aaa/AAA      1,060,000
                5.75%, 12/15/05, FGIC Insured
2,500,000     Douglas & Elbert Counties School
                District # Re-1, Series 1992           Aaa/AAA      2,718,750
                6.15%, 12/15/08, MBIA Insured
1,500,000     Eagle County School District #RE50J      Aaa/AAA      1,616,250
                6.95%, 12/01/03, FGIC Insured
2,320,000     Eagle County School District #RE50J,
                Series 1999                            Aaa/AAA      2,575,200
                6.15%, 12/01/04, FGIC Insured
400,000       El Paso County School District #20       Aaa/AAA        426,500
                8.00%, 12/01/06, MBIA Insured
1,600,000     Jefferson County School District # R-1   Aaa/AAA      1,722,000
                6.00%, 12/15/06, AMBAC Insured

                         TAX-FREE FUND OF COLORADO
                          STATEMENT OF INVESTMENTS

                                                         RATING
FACE                                                     MOODYS/
AMOUNT       GENERAL OBLIGATION BONDS (CONTINUED)        S&P        VALUE

$ 4,000,000  Jefferson County, School District, #R-001   Aaa/AAA  $ 4,280,000
               6.00%, 12/15/07, AMBAC Insured
1,045,000    Pitkin County Colorado School District #1
               (ASPEN)                                   Aaa/AAA    1,142,969
               5.85%, 11/15/03, AMBAC Insured
1,790,000    Pitkin County, Aspen School District #1
               Series 1989                               Aaa/AAA    1,946,625
               5.95%, 11/15/05, AMBAC Insured
1,000,000    Poudre Valley School District # R-1,
               General Obligation Refunding              Aaa/AAA    1,066,250
               6.15%, 12/15/08, AMBAC Insured
1,500,000    Poudre Valley School District # R-1,
               General Obligation Refunding              Aaa/AAA    1,546,875
               5.40%, 12/15/04, AMBAC Insured
1,030,000    Pueblo County School District # 070,
               Pueblo Rural Series B                     Aaa/AAA    1,050,600
               5.375%, 12/01/08, MBIA Insured
1,050,000    Summit County School District, Series A     Aaa/AAA    1,103,812
               5.40%, 12/01/06, FGIC Insured
2,000,000    Thompson School District # RJ-2,
               General Obligation Refunding                 NR/A    2,132,500
               5.90%, 12/15/05, AMBAC Insured

                                                                   38,154,206

             City & County (8.4%)
500,000      Boulder County Open Space Acquisition        Aaa/AA      546,250
               6.90%, 08/15/04
1,000,000    Denver City & County Refunding-Water         Aa/AA     1,052,500
               5.85%, 09/01/07
3,000,000    Denver Colorado City & County Series C       Aa/AA     3,112,500
               5.75%, 08/01/07
500,000      Denver Colorado City & County Unlimited
               Tax,                                       Aa/AA       556,875
               6.90%, 08/01/02
1,000,000    Denver Colorado City & County Unlimited
               Tax,                                       Aa/AA     1,113,750
               7.00%, 08/01/03
1,785,000    Fort Collins, Refunding                      Aa/AA     1,912,181
               6.05%, 12/01/07
750,000      Greeley Water & Improvement Refunding        A1/AA-      815,625
               7.50%, 08/01/98

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF INVESTMENTS

                                                        RATING
FACE                                                    MOODYS/
AMOUNT     GENERAL OBLIGATION BONDS (CONTINUED)         S&P        VALUE


$ 500,000  Louisville, CO Water Refunding               Aaa/AAA    $ 536,250
             7.10%, 12/01/02, FGIC Insured
1,085,000  Snowmass Refunding                           Aaa/AAA    1,200,281
             6.95%,11/15/05, FSA Insured
4,000,000  Thornton, CO Refunding                       Aaa/AAA    4,340,000
             6.00%, 12/01/05, FGIC Insured
2,000,000  Thornton, CO, Refunding-Spur A               Aaa/AAA    2,162,500
             6.05%, 12/01/06, FGIC Insured
1,000,000  Westminster Colorado Water Series 1992 A      A1/AA-    1,065,000
             6.25%, 12/01/07

                                                                  18,413,712
           Metropolitan District (5.6%)
1,000,000  Beaver Creek Metro District Eagle County
             Refunding                                  Aaa/AAA    1,047,500
             7.125%, 12/01/01, MBIA Insured
2,500,000  Boulder Colorado Central Area Improvement    Aaa/AAA    2,650,000
             6.30%, 08/15/07, FGIC Insured
3,000,000  Highlands Ranch Metropolitan District #2     Aa1/AAA    3,078,750
             6.70%, 06/15/01, Swiss Bancorp Insured
1,530,000  Highlands Ranch Metropolitan District #1,
             Refunding                                  Aaa/AAA    1,648,575
             6.25%, 09/01/06, MBIA Insured
1,500,000  Meridian Metropolitan District                 A3/NR    1,571,250
             7.00%, 12/01/99
1,000,000  Westglenn Metropolitan District Colorado,      NR/A+    1,068,750
             6.25%, 12/01/08
1,260,000  Westglenn Metropolitan District Colorado
             Jefferson County Refunding,                  NR/A+    1,340,325
             5.65%, 12/01/04

                                                                  12,405,150
           Water & Sewer (3.9%)
1,750,000  Centennial Water & Sewer District             Aa1/AAA   1,883,438
             5.80%, 12/01/07
1,220,000  Inverness Water & Sanitation District
             Colorado Arapahoe & Douglas
             Counties Refunding,                         Aaa/AAA   1,335,900
             6.30%, 12/01/05, MBIA Insured

                        TAX-FREE FUND OF COLORADO
                         STATEMENT OF INVESTMENTS

                                                       RATING
FACE                                                   MOODYS/
AMOUNT      GENERAL OBLIGATION BONDS (CONTINUED)       S&P        VALUE


$ 3,000,000  Northglenn Colorado General Obligation
               Water & Utility Revenue                  Aaa/AAA   $ 3,153,750
               5.50%, 12/01/06, FSA Insured
1,000,000    Southgate Colorado Water District
               Arapahoe & Douglas Counties              Aaa/AAA     1,068,750
               7.05%, 12/01/01, FGIC Insured
1,000,000    Southgate Colorado Water District
               Arapahoe & Douglas Counties              Aaa/AAA     1,073,750
               7.20%, 12/01/05, FGIC Insured
                                                                    8,515,588
             Hospital (1.3%)
750,000      Poudre Valley Colorado Hospital District    Aa/AA-       810,000
               6.75%, 11/15/98
2,000,000    Poudre Valley Hospital District, Refunding  Aa/AA-     2,050,000
               5.375%, 11/15/07
                                                                    2,860,000
             Total General Obligation Bonds                        80,348,656

             REVENUE BONDS (62.2%)

             Higher Education (12.1%)
1,000,000    Aurora Educational Development Community
               College Series 1990                         Aaa/AAA  1,110,000
               7.10%, 04/01/00, MBIA Insured
1,000,000    Aurora Educational Development Revenue
              Bonds                                        Aaa/AAA  1,115,000
               7.25%, 04/01/00  MBIA Insured
1,580,000    City of Aurora Colorado Educational
               Development Refunding Bonds Series 1994     NR/BBB   1,653,075
               6.00%, 10/15/07
1,000,000    Colorado Post Secondary Educational
               Facility, Regis University Project          NR/AAA   1,068,750
               6.35%, 06/01/05, Connie Lee Insured
1,235,000    Colorado Post Secondary Educational
               Facility, Regis University Project          NR/AAA   1,321,450
               6.30%, 03/01/07, Connie Lee Insured
1,000,000    Colorado Post Secondary Educational
               Facilities Authority Refunding
               Revenue Bonds Series 93,                    NR/AAA   1,048,750
               5.95%, 03/01/09

                          TAX-FREE FUND OF COLORADO
                           STATEMENT OF INVESTMENTS

                                                      RATING
FACE                                                  MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                S&P        VALUE

$ 1,000,000  Colorado State Board of Agriculture
               Revenue, Fort Lewis College             Aaa/AAA    $ 1,096,250
               6.50%, 10/01/06, FGIC Insured
1,000,000    Colorado State Board of Agriculture
               Revenue, University of Southern
               Colorado Auxiliary Facility             Aaa/AAA      1,075,000
               6.25%, 08/01/07, AMBAC Insured
1,000,000    Colorado State Board of Agriculture
               Revenue Refunding & Improvement         Aaa/AAA      1,077,500
               6.35%, 03/01/08, MBIA Insured
1,000,000    Colorado State Board of Agriculture
               Revenue Refunding, Colorado State
               University Student Sports,              Aaa/AAA      1,040,000
               5.40%, 04/01/06, MBIA Insured
1,000,000    Colorado State Board of Agriculture
               Revenue Refunding, Colorado State
               University Student Sports,              Aaa/AAA      1,021,250
               5.45%, 04/01/08, MBIA Insured
2,655,000    Board of Trustees State Colleges
               Colorado Auxiliary Facilities System
               Revenue Bonds (Western State Colleges
               Project)                                 NR/AAA      3,006,787
               6.60%, 05/01/08
1,375,000    Board of Trustees State Colleges
               Colorado Auxiliary Facilities System     Aaa/AAA     1,435,156
               5.35%, 05/15/06, MBIA Insured
1,500,000    Colorado Student Obligation Board
               Authority Student Loan Revenue           A/NR        1,569,375
               6.00%, 09/01/01, MBIA Insured
1,860,000    Colorado State Colleges Western State,     Aaa/AAA     1,922,775
               5.50%, 05/15/09, MBIA Insured
1,000,000    Larimer County, Colorado State
               University Research Fund                 Aaa/AAA     1,041,250
               7.00%, 04/01/03, BIGI Insured
420,000      University of Colorado, Student
               Recreation Center                        Aaa/AAA       458,850
               7.00%, 06/01/99, MBIA Insured
500,000      University of Colorado Regents Research
               Building Revolving Fund Revenue           NR/A+        540,625
               6.85%, 06/01/03
320,000      University of Colorado Revenue              Aaa/AAA      356,800
               7.10%, 06/01/02, MBIA Insured

                     TAX-FREE FUND OF COLORADO
                     STATEMENT OF INVESTMENTS

                                                       RATING
FACE                                                   MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                 S&P        VALUE

$ 1,000,000  University of Colorado Research
               Building Revenue                         Aaa/AAA   $ 1,070,000
               6.00%, 06/06/06, MBIA Insured
1,000,000    University of Colorado Revenue             Aaa/AAA     1,075,000
               6.20%, 06/01/07, MBIA Insured
1,500,000    State of Colorado University of Northern
               Colorado Auxiliary Facilities            Aaa/AAA     1,591,875
               5.75%, 06/01/07, MBIA Insured
                                                                   26,695,518
             Electric (8.9%)
8,000,000    Adams County Colorado Pollution Control
               Revenue Public Service                    Aaa/AAA    8,280,000
               5.625%, 04/01/08, MBIA Insured
2,000,000    Colorado Springs Utility Revenue Series
               1991 A                                    Aa/AA      2,262,500
               6.75%, 11/15/05
2,125,000    Moffat County Colorado Pollution
               Control Revenue                           Aaa/AAA    2,228,594
               5.625%, 11/01/06, AMBAC Insured
3,000,000    Platte River Power Authority                Aa/A+      3,168,750
               6.75%, 06/01/07
2,000,000    Platte River Power Authority                Aa/A+      2,172,500
               6.00%, 06/01/06
1,315,000    Platte River Power Authority Power
               Revenue Series BB                         Aa/A+      1,410,338
               6.125%, 06/01/09
                                                                   19,522,682
             Sales Tax (7.2%)
1,000,000    Arvada Colorado Sales & Use Tax Revenue     Aaa/AAA    1,062,500
               6.10%, 12/01/07, FGIC Insured
2,000,000    Boulder County Colorado Open Space & Use
               Tax Revenue Bonds Series 1994             Aaa/AAA    2,137,500
               5.75%, 12/15/04, FGIC Insured
1,095,000    Castle Rock Sales & Use Tax Revenue         Aaa/AAA    1,133,325
               6.85%, 06/01/00, MBIA Insured
500,000      Denver City & County Excise Tax             Aaa/AAA      546,875
               6.90%, 09/01/00, MBIA Insured
1,000,000    Denver Metro Major League Baseball
               Stadium Excise Tax Revenue                Aaa/AAA    1,108,750
               6.35%, 10/01/03, FGIC Insured

                        TAX-FREE FUND OF COLORADO
                        STATEMENT OF INVESTMENTS
                                                         RATING
FACE                                                     MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                   S&P          VALUE


$ 2,000,000  Denver Metro Major League Baseball
               Stadium Excise Tax Revenue                Aaa/AAA  $ 2,227,500
               6.45%, 10/01/04, FGIC Insured
1,000,000    Fort Collins Downtown Development
               Authority Tax Increment Revenue           Aaa/AAA    1,078,750
               6.50%, 06/01/07, MBIA Insured
2,045,000    Fort Collins Sales & Use Tax Revenue        Aaa/AAA    2,121,687
               5.375%, 12/01/06, FGIC Insured
1,000,000    Jefferson County Districtwide Sales Tax     Aaa/AAA    1,076,250
               6.10%, 12/01/04, MBIA Insured
500,000      Mesa County Sales Tax Revenue               Aaa/AAA      542,500
               7.40%, 06/01/00, MBIA Insured
500,000      Thornton Sales & Use Tax Revenue            Aaa/AAA      545,000
               6.70%, 09/01/99, FGIC Insured
1,000,000    Thornton Sales & Use Tax Revenue            Aaa/AAA    1,083,750
               6.80%, 09/01/01, FGIC Insured
1,000,000    Westminster Sales & Use Tax 1991            Aaa/AAA    1,108,750
               6.70%, 12/01/01, FGIC Insured
                                                                   15,773,137
             Water & Sewer (8.6%)
1,000,000    Colorado Water Resource & Power
               Development Authority, Series A            Aa/AA     1,137,500
               6.90%, 09/01/04
1,000,000    Colorado Water Resource & Power
               Development Authority, Series A            Aa/AA     1,142,500
               7.00%, 09/01/05
1,000,000    Colorado Water Resource & Power
               Development Authority, Clean Water
               Revenue,                                   Aa/AA     1,052,500
               5.35%, 09/01/06
1,000,000    Colorado Water Resource & Power
               Development Authority, Series A            Aa/AA     1,142,500
               7.00%, 09/01/06
500,000      Colorado Water Resource & Power
               Development Authority, Series B            Aa/AA+      570,625
               6.875%, 09/01/05

                         TAX-FREE FUND OF COLORADO
                          STATEMENT OF INVESTMENTS


                                                       RATING
FACE                                                   MOODYS/
AMOUNT      REVENUE BONDS (CONTINUED)                  S&P        VALUE


$ 500,000   Colorado Water Resource & Power
              Development Authority,                     Aaa/AAA    $ 561,250
              7.00%, 11/01/00
1,000,000   Colorado Water Resource & Power
              Development Authority                      Aaa/AAA    1,103,750
              6.80%, 11/01/05, FGIC Insured
1,000,000   Colorado Water Resource & Power
              Development Authority                      Aaa/AAA    1,102,500
              6.50%, 11/01/05, FGIC Insured
1,000,000   Colorado Water Resource & Power
              Development Authority                      Aa/AA      1,087,500
              6.00%, 09/01/06
1,100,000   Colorado Water Resource & Power
              Development Authority                      Aaa/AAA    1,138,500
              5.45%, 11/01/07, FGIC Insured
900,000     Fort Collins Sewer Revenue                   Aaa/AAA      945,324
              7.45%, 12/01/99, FGIC Insured
1,965,000   Fort Collins Colorado Wastewater Sewer
              Revenue                                    Aaa/AAA    2,011,669
              5.375%, 12/01/08, FGIC Insured
1,000,000   Loveland Sewer Revenue Series 1989           Aaa/AAA    1,083,750
              6.80%, 11/01/01, MBIA Insured
1,000,000   Metro Wastewater Reclaimation District,
              Gross Revenue Series                        A1/AA     1,067,500
              5.70%, 04/01/05
1,055,000   Metro Wastewater Reclaimation District,
              Gross Revenue Series                        A1/AA     1,123,575
              5.80%, 04/01/06
1,500,000   Parker Water and Sanitation District
              Revenue Refunding                           Aaa/AAA   1,599,375
              6.10%, 10/01/07, FGIC Insured
1,000,000   Westminster Colorado Water & Wastewater
              Utility Enterprise-Water And Wastewater
              Revenue Series 1994                         Aaa/AAA   1,070,000
              5.70%, 12/01/04, AMBAC Insured
                                                                   18,940,318
            Hospital (5.7%)
2,255,000   Colorado Health Facility Community
              Provider Pooled Loan Revenue                Aaa/AAA   2,559,425
              7.20%, 07/15/05, CGIC Insured
1,000,000   Colorado Health Facility Community
              Provider Pooled Loan Program                Aaa/AAA   1,011,060
              7.40%, 07/15/99, MBIA Insured

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF INVESTMENTS

                                                       RATING
FACE                                                   MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                 S&P        VALUE


$ 1,000,000  Colorado Health Facility Authority
               Sisters of Charity Health Care           Aaa/AAA   $ 1,116,250
               6.25%, 05/15/09, AMBAC Insured
2,030,000    Colorado Health Facility Authority
               Hospital Revenue North Colorado
               Medical Center                           Aaa/AAA     2,177,175
               5.60%, 05/15/05, MBIA Insured
1,410,000    Colorado Health Facility Authority
               Hospital Revenue Boulder Community
               Hospital                                 Aaa/AAA     1,505,175
               5.65%, 10/01/06, MBIA Insured
1,460,000    City of Colorado Springs Hospital
               Revenue Bonds Memorial Hospital          Aaa/AAA     1,543,950
               5.50%, 12/15/06, MBIA Insured
300,000      Denver City & County Revenue Refunding
               for St. Anthony's Hospital Series 1988   Aaa/AAA       330,000
               7.10%, 05/01/00, MBIA Insured
1,000,000    Poudre Valley Hospital District            Aaa/AAA     1,118,750
               6.50%, 12/01/01
1,000,000    Pueblo Hospital Revenue Refunding,
               Parkview Hospital Series A               Aaa/AAA     1,102,500
               6.80%, 09/01/05, MBIA Insured
                                                                   12,464,285
             Housing (10.8%)
1,600,000    Adams County Colorado Multi-Family
               Housing Revenue, Brittany Station
               Series A,                                 NR/AAA     1,658,000
               5.400%, 09/01/05
1,950,000    Boulder County Multi-Family Housing,
               Bridgewalk Project L.O.C., First
               Banks N.A.                                 NR/A      1,952,145
               7.125%, 08/01/99, First Bank of
               Minnesota Insured
1,035,000    City of Arvada Colorado Multi-family
               Housing Revenue, Springwood GNMA           NR/AAA    1,062,169
               5.60%, 08/20/08
770,000      Colorado Housing Finance Authority
               1991, Series A                             NR/A        824,863
               6.90%, 05/01/01
330,000      Colorado Housing Finance Authority
               1991, Series A-3                           NR/AA       346,500
               6.10%, 11/01/00

                         TAX-FREE FUND OF COLORADO
                         STATEMENT OF INVESTMENTS


                                                       RATING
FACE                                                   MOODYS/
AMOUNT      REVENUE BONDS (CONTINUED)                  S&P       VALUE

$ 325,000   Colorado Housing Finance Authority
              1991, Series A-1                          NR/AA       $ 344,093
              6.20%, 11/01/01
1,575,000   Colorado Housing Finance Authority,
              SFM Series A-2                            NR/AA       1,695,094
              6.65%, 11/01/06
1,080,000   Colorado Housing Finance Authority,
              SFM Series A                              NR/A        1,066,500
              5.30%, 06/01/11
1,230,000   Colorado Housing Finance Authority,
              SFM Series 1994C                          Aa/NR       1,296,112
              6.00%, 12/01/04
2,000,000   Colorado Housing Finance Authority,
              SFM Series D-2                            Aa/NR       2,027,500
              5.625%, 12/01/10
2,895,000   Colorado Housing Finance Authority,
              SFM Series 1994C                          Aa/NR       3,065,081
              6.25%, 12/01/12
525,000     Commerce City Single Family Revenue
              Series A                                   A/NR         557,156
              6.875%, 03/01/12
1,000,000   Littleton Assisted Living Building
              Authority, Amity Plaza Project
              Multifamily Housing Revenue Bond
              Series 1994                                NR/A+      1,057,500
              6.10%, 03/01/06
1,500,000   Snowmass Village Multi-family Revenue
              Refunding                                  Aaa/AAA    1,597,500
              6.30%, 12/15/08
535,000     Southwestern Colorado Single Family
              Revenue Partnership, Refunding             A/NR         569,775
              7.10%, 09/01/04
280,000     Summit County SFM Revenue Refunding
              Series A                                   A/NR         295,050
              7.25%, 12/01/04
4,145,000   Westminster Colorado Multi-Family Revenue
              Refunding                                  NR/AAA     4,238,263
              5.35%, 12/01/25
                                                                   23,653,301

            Industrial Development Revenue (3.6%)
4,750,000   Boulder County Industrial Development
              Revenue Refunding                           NR/A      5,106,250
            May Department Stores Company Project
              6.25%, 09/01/07
795,000     Denver City & County Industrial
              Development Revenue                         NR/A        835,744
              6.40%, 12/01/10

                         TAX-FREE FUND OF COLORADO
                         STATEMENT OF INVESTMENTS

                                                        RATING
FACE                                                    MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                  S&P      VALUE

             Industrial Development Revenue (continued)
$ 1,860,000  Denver City & County, Industrial
               Development Revenue, Rollie R.
               Kelley Project                             NR/A    $ 1,973,925
               7.00%, 06/01/06
                                                                    7,915,919
             Transportation (1.8%)
1,000,000    Arapahoe County Colorado E-470 Vehicle
               Registration Revenue Bonds                 Aaa/AAA   1,055,000
               5.45%, 08/31/07
1,550,000    Regional Transportation District Sales
               Tax Revenue                                 A1/AA-   1,710,812
               6.05%, 11/01/04
1,000,000    Regional Transportation District Sales
               Tax Revenue                                 Aaa/AAA  1,086,250
               6.15%,11/01/05, FGIC Insured
                                                                    3,852,062
             Lease (2.5%)
600,000      Arapahoe Library District, Adams &
               Arapahoe Counties COP                       Aaa/AAA    666,750
               7.00%, 12/15/02, FGIC Insured
1,535,000    City Of Aspen Colorado Lease Purchase
               Revenue, COP                                Aaa/AAA  1,582,969
               5.25%, 09/01/06, MBIA Insured
405,000      Boulder Municipal Property Authority
               Lease Purchase Revenue, Series B            Aaa/AAA    430,313
               7.20%, 12/01/00 BIGI Insured
400,000      Denver City & County School District
               #1, COP                                     Aaa/AAA    424,500
               6.80%, 12/15/98, FGIC Insured
1,200,000    Denver City & County School District
               Lease Purchase Agreement                    Aaa/AAA  1,273,500
               6.85%, 12/15/99, FGIC Insured
1,000,000    Denver City & County School District
               #1, COP                                     Aaa/AAA  1,111,250
             6.95%, 12/15/00, FGIC Insured
                                                                    5,489,282

                         TAX-FREE FUND OF COLORADO
                         STATEMENT OF INVESTMENTS
                                                         RATING
FACE                                                     MOODYS/
AMOUNT       REVENUE BONDS (CONTINUED)                   S&P         VALUE

             Miscellaneous Revenue (1.0%)
$ 1,000,000  Boulder County, CO, N.C.A.R.                 NR/A    $ 1,105,000
               6.50%, 12/01/02
1,000,000    Boulder County, CO, N.C.A.R.                 NR/A      1,105,000
               6.60%, 12/01/03
                                                                    2,210,000

             Total Revenue Bonds                                  136,516,504

             Total Investments - 98.8%
               (Cost $205,402,606*)                               216,865,160

             Other assets in excess of
               liabilities - 1.2%                                   2,440,647

             Net Assets - 100%                                  $ 219,305,807

* Cost for Federal tax purposes is $204,804,319.

See accompanying notes to financial statements.

                        TAX-FREE FUND OF COLORADO
                   STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1995

ASSETS
Investments at value (identified cost $205,402,606)            $ 216,865,160
Cash                                                                 368,733
Interest receivable                                                2,129,901
Receivable for Fund shares sold                                      532,709
Receivable for investment securities sold                             35,155
Other assets                                                           1,779
      Total assets                                               219,933,437

LIABILITIES
Payable for Fund shares redeemed                                     330,450
Dividends payable                                                    122,228
Accrued expenses                                                      79,615
Adviser and Administrator fees payable                                68,242
Distribution fees payable                                             27,095
      Total liabilities                                              627,630

NET ASSETS (equivalent to $10.56 per share on
  20,757,916 shares outstanding)                               $ 219,305,807

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of
    shares, par value $.01 per share                               $ 207,579
  Additional paid-in capital                                     208,302,093
  Accumulated net loss on investments                              (666,419)
  Net unrealized appreciation on investments                      11,462,554
                                                               $ 219,305,807

  Net Asset Value, redemption price per share                        $ 10.56

  Offering price per share (100/96 of $10.56 adjusted
    to nearest cent)                                                 $ 11.00

               See accompanying notes to financial statements.

                       TAX-FREE FUND OF COLORADO
                        STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
  Interest income                                                $ 12,456,131

Expenses:
  Investment Adviser fees (note B)                 $ 427,046
  Administrator fees (note B)                        640,488
  Transfer and shareholder servicing agent fees      178,022
  Distribution fees (note B)                         106,748
  Legal fees                                          66,040
  Trustees fees and expenses (note G)                 60,783
  Shareholders reports and proxy statements           48,114
  Audit and accounting fees                           26,293
  Custodian fees (note F)                             22,679
  Registration fees and dues                          16,663
  Insurance                                            4,570
  Miscellaneous                                       41,374
                                                   1,638,820

  Investment Advisory fees waived (note B)           (49,985)
  Administration fees waived (note B)               (228,480)
  Expenses paid indirectly (note F)                  (22,254)
    Net expenses                                                    1,338,101
    Net investment income                                          11,118,030

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from securities transactions    (610,206)
  Change in unrealized appreciation on investments  15,943,831
  Net realized and unrealized gain on investments                  15,333,625
  Net increase in net assets resulting from
    operations                                                   $ 26,451,655

                  See accompanying notes to financial statements.

                         TAX-FREE FUND OF COLORADO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended December 31,
                                                      1995        1994
OPERATIONS:
 Net investment income                            $ 11,118,030   $ 11,384,283
 Net realized loss from securities transactions      (610,206)      (157,767)
 Change in unrealized appreciation (depreciation)
   on investments                                   15,943,831   (19,868,869)
 Net increase (decrease) in net assets resulting
   from operations                                  26,451,655    (8,642,353)

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($0.54 and $0.55 per
   share, respectively)                            (11,118,030)  (11,384,283)
 Net realized gain on investments                        _            _
 Total distributions                               (11,118,030)  (11,384,283)
    Net increase (decrease) from investment
      activities                                     15,333,625  (20,026,636)

FUND SHARE TRANSACTIONS:

                                   SHARES
                            Year Ended December 31,
                            1995         1994
Shares sold                   1,989,814   2,742,010   20,448,079   28,178,675
Shares issued through
  reinvestment of dividends     647,189     652,742    6,682,125    6,627,653
Shares redeemed             (2,154,129) (3,765,296) (22,233,430) (37,981,459)
Increase (decrease) in
  shares and net assets
  derived from Fund
  share transactions           482,874    (370,544)    4,896,774  (3,175,131)

Total increase (decrease)
  in net assets                                       20,230,399 (23,201,767)

NET ASSETS:
  Beginning of year                                  199,075,408  222,277,175
  End of year                                       $219,305,807 $ 199,075,408

                 See accompanying notes to financial statements.

                      TAX-FREE FUND OF COLORADO
                    NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception, has issued only one class of shares, to which these financial statements relate. It is anticipated that the Fund will begin offering two additional classes of shares during the second calendar quarter of 1996. The shares outstanding at that time will be designated as Class A shares and, as is the case now, will be sold with a front-end sales charge and bear a service fee. Class C shares will be sold with no front-end sales charge but will be assessed a contingent deferred sales charge if redeemed within 18 months from the time of purchase and a level charge for service and distribution fees. Class Y shares will be offered only to institutions acting for investors in a fiduciary, advisory, agency custodial or similar capacity, and will not be offered directly to retail customers, and will be sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no service or distribution fees. All classes of shares will have identical rights and privilges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

(2) Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts of securities purchased at other than par with less than 60 days to maturity.

(3) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

                      TAX-FREE FUND OF COLORADO
               NOTES TO FINANCIAL STATEMENTS (continued)

(4) Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

    Management affairs of the Fund are conducted through two separate management arrangements.

    KPM Investment Management, Inc. (the "Adviser") became Investment Adviser to the Fund effective July 1, 1994. (Kirpatrick, Pettis, Smith, Polian Inc., of which the Adviser is a wholly-owned subsidiary, was the predecessor Investment Adviser beginning October 1, 1992.) In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the net assets of the Fund up to $250 million and 0.16% of the net assets above $250 million.

    The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.30 of 1% of the net assets of the Fund up to $250 million and 0.24% of the net assets above $250 million.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended December 31, 1995.

    For the year ended December 31, 1995, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $427,046 and $640,488, respectively, of which amounts the Adviser and Administrator voluntarily waived $49,985 and $228,480, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having

                         TAX-FREE FUND OF COLORADO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

offices within Colorado, with the bulk of sales commissions inuring to such dealers. However, for the year ended December 31, 1995, the Distributor received sales commissions in the amount of $105,085.

    Effective June 8, 1994 the Fund adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. The Plan authorizes the Fund to make service fee payments to broker-dealers or others selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. On July 1, 1994, the Fund commenced payment of this service fee at the annual rate of 0.05% of the Fund's average net assets. This rate is paid on average net assets up to $250 million and, on average net assets in excess of that amount, the payment will be made at the annual rate of 0.15%, with a simultaneous reduction in each of the Investment Advisory fee and the Administration fee paid on net assets above $250 million from an annual rate of 0.20% and 0.30%, respectively, to 0.16% and 0.24%, respectively. At the Annual Meeting of the Shareholders of the Fund held on June 7, 1995, shareholders approved an amendment to the Fund's Distribution Plan which eliminates the $250 million breakpoint and permits the Fund to make service fee payments at the rate of 0.15 of 1% on its entire net assets. However, there will be a simultaneous reduction in the fee payable to the Adviser from an annual rate of 0.20 of 1% to 0.16% and in the fee payable to the Administrator from an annual rate of 0.30 of 1% to 0.24% on all net assets; these fee reductions will offset the increase in the rate of the service fee and will result in no increase in overall expenses of the Fund. These new fee arrangements will go into effect on the earlier of October 1, 1996 or the first day of the next succeeding calendar quarter after the quarter in which the net assets of the Fund exceed $250 million, which as of December 31, 1995 had not occurred. During the year ended December 31, 1995, service fees amounted to $106,748, of which the Distributor received $2,553. Specific details about the Plan are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

    During the year ended December 31, 1995, purchases of securities and proceeds from the sales of securities aggregated $33,408,133 and $29,667,292, respectively.

    At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $12,092,387 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $31,546 for a net unrealized appreciation of $12,060,841. At December 31, 1995, the Fund has a capital loss carryover of approximately $666,419 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of this amount, $125,536 expires at December 31, 2002 and the balance of $540,883 expires at December 31, 2003. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

NOTE D - PORTFOLIO ORIENTATION:

    Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers ability to meet their obligations.

NOTE E - DISTRIBUTIONS:

    The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. Also, annual capital gains distributions, if any, are taxable.

NOTE F - CUSTODIAN FEES:

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1995, the Fund's custodian fees amounted to $22,679, of which $22,254 was offset by such credits. The Fund could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

NOTE G - TRUSTEES' FEES AND EXPENSES:

    During the fiscal year from January 1, 1995 through December 31, 1995, there were six Trustees for the first eight months and seven Trustees thereafter. Trustees' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1995, such reimbursements averaged approximately $5,500 per Trustee for those Trustees serving throughout the Fund's entire fiscal year. One of the Trustees, who is affiliated with the Administrator, is not paid any Trustee fees.

FEDERAL TAX STATUS OF 1995 DISTRIBUTIONS (UNAUDITED)

    For the fiscal year ended December 31, 1995, of the total amount of dividends paid by Tax-Free Fund of Colorado, 98.00% was exempt-interest dividends and the balance was ordinary dividend income.

    Prior to January 31, 1996, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1995 CALENDAR YEAR.

                 TAX-FREE FUND OF COLORADO
                   FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

                                       Year ended December 31,

                              1995      1994      1993      1992      1991



Net Asset Value, Beginning
  of Year                     $9.82    $10.77    $10.38    $10.18      $9.77

Income from Investment
 Operations:
  Net investment income        0.54      0.55      0.57      0.61      0.62
  Net gain (loss) on
    securities (both
    realized and unrealized)   0.74     (0.95)     0.55      0.28      0.41
  Total from Investment
    Operations                 1.28     (0.40)     1.12      0.89      1.03

Less Distributions:
  Dividends from net
    investment income         (0.54)    (0.55)    (0.57)    (0.61)    (0.62)
  Distributions from
    capital gains               -         -       (0.16)    (0.08)      -
  Total Distributions         (0.54)    (0.55)    (0.73)    (0.69)    (0.62)

Net Asset Value, End of
  Year                        $10.56     $9.82    $10.77    $10.38    $10.18

Total Return (not
  reflecting sales load)      13.28%    (3.80)%    11.10%    9.00%    10.96%

Ratios/Supplemental Data
  Net Assets, End of Year
    (in thousands)           $219,306  $199,075  $222,277  $174,031  $129,760
  Ratio of Expenses to
    Average Net Assets         0.63%     0.57%     0.53%     0.45%     0.43%
  Ratio of Net Investment
    Income to Average Net
    Assets                     5.21%     5.36%     5.32%     5.90%     6.25%
  Portfolio Turnover Rate     14.20%    15.53%    20.89%    25.88%    25.47%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash
balances would have been:
  Net Investment Income       $0.52     $0.53      $0.55     $0.59     $0.58
  Ratio of Expenses to
    Average Net Assets        0.77%     0.76%      0.73%     0.70%     0.80%
  Ratio of Net Investment
    Income to Average Net
    Assets                    5.07%     5.17%      5.12%     5.65%     5.88%

Note: On April 19, 1991, Norwest Bank Denver, National Association (formerly United Bank of Denver National Association), originally the Fund's Investment Adviser, became Sub-Adviser and Norwest Bank Minnesota, National Association became Investment Adviser upon completion of a merger with Norwest Corporation. On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the Fund's Investment Adviser. On July 1, 1994, KPM Investment Management, Inc. the wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., became the Fund's Investment Adviser.

              See accompanying notes to financial statements

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on June 7, 1995. At the meeting, the following matters were submitted to a shareholder vote* and approved:

(i) the election of Lacy B. Herrmann, Tucker Hart Adams, Arthur K. Carlson, William M. Cole, Anne J. Mills and John G. Welles as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 12,612,715 affirmative votes (97.9%); no more than 271,274 votes were withheld for any Trustee (2.1%)),

(ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1995 (votes for: 12,332,231 (95.7%); votes against: 90,196 (0.7%);
      abstentions: 452,771 (3.5%); broker non-votes: 7,788 (0.1%)),

(iii) the approval of a new (amended and restated) Investment Advisory Agreement for the Fund (votes for: 11,850,593 (92.0%); votes against:
      280,350 (2.2%); abstentions: 745,014 (5.8%); broker non-votes: 7,792
      (0.1%)),

(iv) the approval of an amendment to the Distribution Plan of the Fund (votes for: 9,926,832 (77.0%); votes against: 328,332 (2.5%);
      abstentions: 812,797 (6.3%); broker non-votes: 1,816,028 (14.1%)), and

(v) the approval of an amendment to the Declaration of Trust of the Fund to authorize the creation of classes of shares (votes for: 11,692,111 (90.7%); votes against: 357,627 (2.8%); abstentions: 826,459 (6.4%);
      broker non-votes: 7,792 (0.1%)).
___________
* On the record date for this meeting, 20,546,860 shares of the Fund were outstanding and entitled to vote. The holders of 12,883,989 shares (62.7%) entitled to vote were present in person or by proxy at the meeting.

INVESTMENT ADVISER
KPM INVESTMENT MANAGEMENT, INC.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

ADMINISTRATOR AND FOUNDER
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
William M. Cole
Anne J. Mills
J. William Weeks
John G. Welles

OFFICERS
Lacy B. Herrmann, President
W. Dennis Cheroutes, Senior Vice President
Marie Aro, Vice President
Jean M. Smith, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
  MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

DECEMBER 31, 1995

Aquila
(picture of eagle)


TAX-FREE FUND
OF
COLORADO

A tax-free income investment

<LOGO>

One of the
AQUILA(sm) Group of Fund's